Supplement dated November 13, 2002*
          to the following prospectus for use in the State of Alabama:
 American Express Innovations(SM) Variable Annuity dated May 1, 2002 -- 45273 A


For contracts issued in the state of Alabama, purchase payments are limited and may not be made after the first contract anniversary.



                       THIS SUPPLEMENT SHOULD BE RETAINED
                 WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.


45273-2 A (11/02)

* Valid until April 30, 2003